Exhibit 99.1

SBMT TELECONFERENCE

Legal and technical disclosure

Forward-looking statements

This page contains forward-looking statements within the meaning of applicable U.S. securities laws and forward-looking information within the meaning of Canadian securities laws. All statements other than statements of historical fact, including statements regarding completion of the acquisition; the Chapter 11 and Section 363 process; Bankruptcy Court and other approvals; the amount and timing of the initial funding obligation; the acquisition and transfer of assets and permits; the issuance and conversion of CVRs; the toll-milling, royalty and net profits interest arrangements; the US$5 million M-Pit feasibility work program and the timing, completion and results of the M-Pit Feasibility Study; the Clancy Creek Bypass Channel program; any future construction decision, restart or production from the M-Pit; the potential suitability of the Jefferson County Metallurgical Complex milling and flotation circuits for processing Rainbow Block mineralization; potential development pathways for Rainbow Block; and expected strategic benefits of the transaction are forward-looking. Forward-looking statements are based on the Company’s current expectations and are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including failure to obtain Bankruptcy Court, governmental, shareholder or NYSE American approvals; failure to satisfy closing conditions; changes in the amount of obligations required to be funded; reclamation, environmental and legacy-liability costs; the status or transferability of permits; results of technical and feasibility studies; the Company’s future capital costs, operating costs, non-operating costs, and ability to raise capital on terms acceptable to the Company or at all; risks relating to the Company’s exploration activities in Montana; risks related to the Company’s mineral claims, including the validity, title and maintenance of mineral claims and property rights; risks in obtaining, maintaining or amending permits, licenses and future permitting and regulatory approvals; commodity-price fluctuations; litigation; the inherently hazardous nature of mining-related activities; and other operational and environmental risks inherent in mineral exploration and mining-related activities. Additional risk factors are discussed under the headings “Forward-Looking Statements” and “Risk Factors” in the Company’s Registration Statement on Form S-1, as amended, filed with the U.S. Securities and Exchange Commission on April 24, 2026, the Company’s Canadian prospectus dated April 29, 2026, filed on SEDAR+, and in other documents filed by the Company with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. Readers are cautioned not to place undue reliance on forward-looking statements and forward-looking information, which speak only as of the date of the news release of August 24, 2026. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Except as required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statements or forward-looking information, whether as a result of new information, future events or otherwise.

No offer or solicitation

The CVRs and the Silver Bow Mining common shares issuable upon conversion thereof have not been, and will not be, registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or under any applicable securities laws of any state of the United States and may not be offered or sold absent such registration or an applicable exemption therefrom. The CVRs and underlying Silver Bow Mining common shares will be issued in reliance on available exemptions from registration applicable to private offerings of securities. Such securities will be subject to applicable restrictions on transfer and will constitute “restricted securities” within the meaning of Rule 144 under the Securities Act. This page does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Qualified person and mineral resource disclosure

The scientific and technical information on this page is drawn from the news release of August 24, 2026. The scientific and technical information in that release was reviewed and approved by Phillip Nickerson, PhD, CPG, Vice President of Exploration of Silver Bow Mining Corp., who is a “qualified person” within the meaning of National Instrument 43-101, Standards of Disclosure for Mineral Projects. The Company’s current Inferred Mineral Resource for the Rainbow Block is disclosed in the Technical Report Summary prepared in accordance with the requirements of Subpart 1300 of Regulation S-K titled Technical Report Summary: Rainbow Block, Butte Mining District, Silver Bow County, Montana, USA, and the National Instrument 43-101 technical report titled Technical Report on the Rainbow Block Property, Butte Mining District, Silver Bow County, Montana, USA, each with an effective date of December 31, 2024 and updated February 3, 2026, prepared by Jacob Anderson, CPG, MAusIMM of Dahrouge Geological Consulting. The news release of August 24, 2026, does not report a mineral resource or mineral reserve estimate for the acquired assets. Mineral resources are not mineral reserves and do not have demonstrated economic viability. Inferred Mineral Resources have a high degree of geological uncertainty and may not be considered when assessing the economic viability of a mining project or converted to mineral reserves. There is no assurance that any inferred Mineral Resource will be upgraded to a higher category through continued exploration or that any mineral resource will ultimately be converted to a mineral reserve.

Additional information and where to find it

This page may be deemed to be solicitation material in respect of the proposed shareholders meeting of Silver Bow Mining to approve the issuance of the CVRs and the underlying common shares. In connection with the proposed shareholders meeting, Silver Bow Mining intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Silver Bow Mining’s proxy statement in preliminary and definitive form. INVESTORS AND SHAREHOLDERS OF SILVER BOW MINING ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING SILVER BOW MINING’S PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SHAREHOLDER APPROVAL BEING REQUESTED. Investors and shareholders of Silver Bow Mining are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov, or free of charge from Silver Bow Mining under the “Investors” section of Silver Bow Mining’s website at silverbowmining.com/investors, or by sending a request by e-mail to ir@silverbowmining.com or by mail to 1401 Idaho Street, Butte, Montana 59701, attention: Corporate Secretary.

Participants in the solicitation

Silver Bow Mining and certain of its respective directors and executive officers, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from shareholders of Silver Bow Mining in connection with the proposed transaction. Information about Silver Bow Mining’s directors and executive officers is available in Silver Bow Mining’s registration statement on Form S-1/A, which was filed with the SEC on April 24, 2026. To the extent holdings of Silver Bow Mining’s securities by their respective directors or executive officers have changed since the amounts set forth in the Registration Statement on Form S-1/A, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the interests of Silver Bow Mining’s participants in the solicitation, which may, in some cases, be different than those of Silver Bow Mining’s shareholders generally, will be set forth in Silver Bow Mining’s proxy statement relating to the proposed approval by shareholders, when it becomes available.